FY 2007 Fourth Quarter
Earnings Presentation

Chip McClure, Chairman, CEO & President
Jim Donlon, Executive Vice President & CFO

November 14, 2007

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of
1995. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,”
“anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions.  Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market cycles and conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); availability and cost of raw materials, including steel and oil; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company’s suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses;
the ability to achieve the expected annual savings and synergies from past and future business combinations and the ability to achieve the expected benefits of restructuring actions; success and timing of potential divestitures;
potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; rising costs of pension and other post-
retirement benefits and possible changes in pension and other accounting rules; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC.  These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

FY 2007 Fourth Quarter Earnings

November 14, 2007

2

2007 Highlights

Earned $0.53 per share from continuing operations before special items (1)

Booked a substantial amount of new business, including a new relationship with Chery and components for the majority of the
MRAP vehicles awarded

Completed the sale of Emissions Technologies

Continued our aggressive restructuring plan

Continued to expand LVS margins

Continued to grow affiliate income through joint ventures

Improved technical capability by doubling employment at India tech center and initiating new tech center for Shanghai

Generated ideas and completed implementation plans for promised
2008 cost reductions through Performance Plus

Cut pension underfunding by more than half

(1) See Appendix – “Non-GAAP Financial Information”

FY 2007 Fourth Quarter Earnings

November 14, 2007

3

Commercial Vehicle Customers

Light Vehicle Customers

Volkswagen

7%

Customer Base
2007 Sales

Chrysler

6%

General Motors 1%

Ford 2%

Asian Based OEMs 5%

Volvo
16%

Other LVS
12%

Other CVS

18%

Fiat 3%

Asian Based
OEMs 7%

Ford 1%

Volkswagen 2%

General Motors 2%

PACCAR 3%

International 4%

Daimler 9%

PSA 2%

65%
Commercial
Vehicle

35%
Light
Vehicle

FY 2007 Fourth Quarter Earnings

November 14, 2007

4

2008 Outlook and Actions

FY 2008 EPS guidance before special items of $1.40
to $1.60, unchanged from previous outlook

Expecting positive cash flow for FY 2008

SG&A “belt-tightening” actions for first half of year

Performance Plus on track, integrated into business
units

Gradual improvement in European supply and
operational issues

Plant restructuring on track

Improving terms with customers, suppliers and
employees

Growth initiatives continue to contribute new wins

FY 2007 Fourth Quarter Earnings

November 14, 2007

5

Satisfying CVS Europe Customer Demand

Launch new suppliers as necessary

Make capital investment to increase capacity and
capabilities

Re-charge lean manufacturing at other facilities

Completion

Action

Work with customers to optimize schedules

Develop talent base and fill key leadership positions

Leverage internal and external NA capacity

Ramp up existing suppliers and JVs in LCCCs

Execute lean manufacturing in constraint operations

FY 2007 Fourth Quarter Earnings

November 14, 2007

6

Announced Plant Closures

Brussels, Belgium (Doors)

Frankfurt, Germany (Roofs)

Toronto, Ontario (Ride
Control)

Chickasha, OK (Ride
Control)

St. Thomas, Ontario
(Trailer Axle)

Arden, NC (Truck
Axle/Brakes)

North
America

Europe

CVS

LVS

6 of 13 planned plant closures have been announced

Announced
this quarter

FY 2007 Fourth Quarter Earnings

November 14, 2007

7

New Business Wins and Expansions

Announcing a new door systems plant in Romania to
support awarded business with Dacia and western
European OEMs

Announced last week a major new contract with Hyundai to
supply aperture motors to a variety of programs globally

Announced last week a new brake and axle components
plant to be built in Monterrey, Mexico

A new Ride Control aftermarket partnership with TRW
(announced in October) will dramatically expand our reach
into European independent distributors

Received an award for an additional 1,000 MRAP units with
International in October

FY 2007 Fourth Quarter Earnings

November 14, 2007

8

Fourth Quarter Income Statement from
Continuing Operations – Before Special Items (1)

(1) See Appendix – “Non-GAAP Financial Information”

-115%

          $            (0.47)

          $                    0.41

        $                (0.06)

Continuing Operations

Diluted Earnings (Loss) Per Share

-114%

          $                  (33)

         $                          29

        $                        (4)

Income (Loss) from Continuing Operations

-67%

                            (2)

                            (3)

                              (5)

     Minority Interests

200%

                           10

                            (5)

                                5

     Benefit from/(Provision for) Income Taxes

-111%

                         (41)

                           37

                              (4)

Income (Loss) Before Income Taxes

21%

                              6

                         (28)

                           (22)

     Interest Expense, Net and Other

11%

                              1

                              9

                             10

     Equity in Earnings of Affiliates

-86%

                         (48)

                           56

                                8

Operating Income

-56%

                         (40)

                         (71)

                        (111)

     SG&A and other

-7%

                            (9)

                        127

                          118

Gross Margin

-1%

                         (14)

                (1,460)

                  (1,474)

Cost of Sales

0%

          $                       5

          $                1,587

        $               1,592

Sales

%

$

Better/(Worse)

2006

2007

Three Months Ended September 30,

(in millions, except per share amounts)

FY 2007 Fourth Quarter Earnings

November 14, 2007

9

Selling, General and Administrative Costs
Before Special Items (1)

(1) See Appendix – “Non-GAAP Financial Information”

Quarterly
SG&A

(in millions)

                              (3)

Shared services investments (software, people moves, etc.)

                          (12)

Consulting costs (substantially complete)

(largely offset by savings in Cost of Sales)

        $           (111)

FY 2007 Q4

                              (1)

Other, net of improvements

                              (2)

Foreign exchange

                              (2)

Receivables factoring costs

                              (3)

Administrative costs associated with restructuring

                              (4)

Launch of Asian growth initiatives incl. Shanghai Tech Center

                          (10)

Europe productivity task forces

                              (3)

Acceleration of lean manufacturing implementation

Performance Plus launch costs

        $              (71)

FY 2006 Q4

FY 2007 Fourth Quarter Earnings

November 14, 2007

10

Full Year 2007 Income Statement from
Continuing Operations – Before Special Items (1)

(1) See Appendix – “Non-GAAP Financial Information”

-60%

          $         (0.79)

          $               1.32

        $               0.53

Continuing Operations

Diluted Earnings Per Share

-59%

          $                 (55)

          $                     93

        $                       38

Income from Continuing Operations

-7%

                            (1)

                         (14)

                           (15)

     Minority Interests

88%

                           23

                         (26)

                              (3)

     Provision for Income Taxes

-58%

                         (77)

                        133

                             56

Income Before Income Taxes

15%

                           18

                      (122)

                        (104)

     Interest Expense, Net and Other

6%

                              2

                           32

                             34

     Equity in Earnings of Affiliates

-43%

                         (97)

                        223

                          126

Operating Income

-11%

                         (38)

                      (335)

                        (373)

     SG&A and other

-11%

                         (59)

                        558

                          499

Gross Margin

-2%

                         (93)

                (5,857)

                  (5,950)

Cost of Sales

1%

          $                   34

          $        6,415

        $               6,449

Sales

%

$

Better/(Worse)

2006

2007

Twelve Months Ended September 30,

(in millions, except per share amounts)

FY 2007 Fourth Quarter Earnings

November 14, 2007

11

(1)

See Appendix – “Non-GAAP Financial Information”

-150%

                              (3)

                              (2)

                              (5)

Unallocated Corporate Costs

-19%

                          (75)

                  397

                        322

                 Segment EBITDA

-24%

                              (7)

                          (29)

                          (36)

ET Corporate Allocations

-23%

          $               (85)

          $               366

          $               281

         Total EBITDA

-1.3 pts

5.7%

4.4%

                 Total EBITDA Margins

-1.2 pts

6.2%

5.0%

Segment EBITDA Margins

0.9 pts

3.1%

4.0%

        Light Vehicle System

-2.3 pts

7.8%

5.5%

        Commercial Vehicle Systems

EBITDA Margins

30%

                            21

                            69

                            90

        Light Vehicle System

-29%

          $                  (96)

          $              328

          $                232

        Commercial Vehicle Systems

EBITDA

      %

      $

Better/(Worse)

2006

2007

Twelve Months Ended September 30,

(in millions)

Full Year Segment EBITDA Before Special Items (1)

FY 2007 Fourth Quarter Earnings

November 14, 2007

12

Free Cash Flow (1)

      $              178

       (18)

       (8)

       230

       12

       (15)

      $            (23)

2007

Quarter Ended

September 30,

      $                 82

       (101)

       11

       114

       5

       3

      $                 50

2006

Year Ended

September 30,

           53

             10

Performance Working Capital (2)

      $             284

      $         (113)

     Free Cash Flow

           (42)

             (170)

Restructuring, Discontinued Operations and
Other

           116

             139

Off Balance Sheet Securitization and Factoring

           28

             (71)

Pension and Retiree Medical Net of Expense

           17

       9

Net Spending (D&A less Capital Expenditures)

      $                112

      $               (30)

Income (Loss) from Continuing Operations

2006

2007

(1) See Appendix – “Non-GAAP Financial Information”

(2) Change in payables less changes in receivables, inventory and customer tooling

(In millions)

FY 2007 Fourth Quarter Earnings

November 14, 2007

13

Restructuring Update

$130-$140

$75-$80

$25-$30

$11

Cumulative Annual
Benefits of Restructuring

$150

$80

$100

2009

$280

$325

Total by
2012

$75

$100

$115

2008

-

$42

$71

2007

Memo:  Total Performance
Plus Cost Improvement

Restructuring Cash

Restructuring Expense

    (millions)

FY 2007 Fourth Quarter Earnings

November 14, 2007

14

Fiscal Year 2008 Outlook
Continuing Operations Before Special Items

Free Cash Flow

                           1.60

       1.40

Diluted Earnings Per Share

                         $               118

      $               104

Income from Continuing
Operations

                           24%

       20%

Effective Tax Rate

                           (105)

       (95)

Interest Expense

                           405

       385

EBITDA

                         $       6,950

    $       6,750

Sales

FY 2008

Full Year Outlook (1)

(in millions except tax rate and EPS)

(1) Excluding gains or losses on divestitures, restructuring costs, and other special items

Positive

FY 2007 Fourth Quarter Earnings

November 14, 2007

15

2008 Planning Assumptions
Calendar Year Basis

Other Regions/Metrics

North America

540-550

Europe medium & heavy
truck production (000)

235-255

Class 8 truck production
(000)

1,340

Asia medium & heavy
truck production (000)

305

Trailer production (000)

165

Europe trailer production

180

Class 5-7 truck production
(000)

17.0

W. Europe light vehicle
industry sales (millions)

16.0

U.S. light vehicle industry
sales (millions)

8,800

MRAP production

Moderate
increase

Steel price change

Flat

CV aftermarket industry
growth rate ex. pricing

2.2%

Europe GDP growth

2.4%

U.S. GDP growth

FY 2007 Fourth Quarter Earnings

November 14, 2007

16

Truck Tonnage Index
Seasonally adjusted monthly index, 2000 = 100.0

Jan

2006

Apr
2006

Jul
2006

Oct
2006

Jan
2007

Apr

2007

Weak freight volumes have pressured sales and production

Source: ATA

Jul

2007

100

105

110

115

120

125

3 MMA

Monthly

10-Year Trend

FY 2007 Fourth Quarter Earnings

November 14, 2007

17

0

10,000

20,000

30,000

40,000

50,000

60,000

Jan

Feb

Mar

Apr

May

Jun

Jul

Aug

Sep

Oct

Nov

Dec

Class 8 Truck Net New Orders

2006

2007

2005

Source: ACT Research

Although choppy, a gradually improving trend is underway

FY 2007 Fourth Quarter Earnings

November 14, 2007

18

North America Class 8 Production

310

220

FY2007 = 246K vehicles

FY2008 = 210K - 230K

CY2007 = 202K vehicles

CY2008 = 235K – 255K

89

71

42

44

45

50

60

65

70

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

FY

2009

FY

2010

FY 2007 Fourth Quarter Earnings

November 14, 2007

19

Europe Medium and Heavy Truck Production

573

FY2007 = 480K vehicles

FY2008 = 530K - 540K

CY2007 = 495K vehicles

CY2008 = 540K – 550K

+9%

+11%

+13%

124

134

123

99

139

149

139

107

149

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

FY

2009

FY 2007 Fourth Quarter Earnings

November 14, 2007

20

ArvinMeritor:  Managed for Success

Shareholder
Alignment

Performance
Improvement

Attention to
Balance
Sheet

Strategic
Focus

Short-term compensation:  EBITDA and cash flow

Long-term compensation:  ROIC and total returns to shareholders

Strong executive ownership guidelines

Board composition:  Chairman + 9 outside directors

Performance Plus restructuring and other cost savings of $75 million in
2008 and $150 million in 2009

Growth initiatives to expand in Asia and the most profitable segments

Strong new management to address underperforming operations

Reduced net debt by $700 million in three years

No significant maturities before 2012

Reduced pension underfunding from $659 million to $180 million

Potential opportunity to address retiree healthcare through VEBA trust

Improved focus through divestitures of RollCoater, LVA and Emissions

Growing with a purpose in key segments and geographies

Poised to profit from rebound in U.S. truck market and strength in Europe

Constantly review portfolio of businesses for optimal mix

FY 2007 Fourth Quarter Earnings

November 14, 2007

21

Appendix

FY 2007 Fourth Quarter Earnings

November 14, 2007

22

Geographic/Customer Mix
2007 Sales

Asia and Asian-
based OEMs
12%

North America
47%

South America
9%

Europe
32%

FY 2007 Fourth Quarter Earnings

November 14, 2007

23

Commercial Vehicle Systems Sales Mix
2007 Sales

N.A Class 8
16%

Asia & South
America Truck
11%

Specialty &
Aftermarket
29%

Trailers
9%

Europe Truck
22%

N.A Class 5-7
13%

FY 2007 Fourth Quarter Earnings

November 14, 2007

24

Top 10 Light Vehicle Platforms
2007 Value Added Sales

Golf, Touareg, Audi A1, Skoda
Octavia

VW PQ34/35

Santa Fe, Sonata

Hyundai NF/CM

Polo, Ibiza, Audi A2, Skoda Fabia

VW PQ24/25

Megane, Scenic

Renault C

Focus, C-MAX, Volvo S40/V50

Ford Europe C1

Ram

Dodge DR-DE

Audi Q7

VW 7L

207

Peugeot PF1

Opel Corsa

GM Europe Gamma

Jeep Cherokee, Commander

Chrysler WK/XK

Key Vehicles

Platform

FY 2007 Fourth Quarter Earnings

November 14, 2007

25

Announced Plant Closures

Chrysler, PACCAR,
Freightliner

OE shock
absorbers

500

217,000

Toronto, Ontario

AutoZone

Packaging and
distribution

200

397,000

Chickasha, Oklahoma

Hino, GM, Volvo,
International,
PACCAR

Axle and brake
assembly

56

122,000

Arden, North Carolina

Drivelines

Sunroofs and
components

Door systems

Products

Freightliner, Armor
Holdings, CVA

17

20,000

St. Thomas, Ontario

BMW, GM, Nissan,
Ford/ Land Rover,
Porsche

182

146,000

Frankfurt, Germany

Volkswagen

128

103,000

Brussels, Belgium

Major Customers

Number of
Employees

Square
Footage

FY 2007 Fourth Quarter Earnings

November 14, 2007

26

Debt-to-capitalization ratio

(market value)

Unfunded pension liability

(millions)

Term debt due within 5 years

(millions)

Net debt

(millions)

Balance Sheet Metrics

8-3/4% due
March 2012

(1) See Appendix – “Non-GAAP Financial Information”

55%

48%

57%

54%

56%

2003

2004

2005

2006

2007

$1,392

$1,306

$1,368

$726

$872

2003

2004

2005

2006

2007

$561

$469

$659

$182

$409

2003

2004

2005

2006

2007

$299

$948

$696

$364

$93

2003

2004

2005

2006

2007

FY 2007 Fourth Quarter Earnings

November 14, 2007

27

(1)

See Appendix – “Non-GAAP Financial Information”

0%

                                 -

                                 -

                                 -

Unallocated Corporate Costs

-44%

                          (46)

                  104

                            58

                 Segment EBITDA

-13%

                              (1)

                              (8)

                              (9)

ET Corporate Allocations

-49%

          $               (47)

          $                     96

          $                    49

         Total EBITDA

-2.9 pts

6.0%

3.1%

                 Total EBITDA Margins

-3.0 pts

6.6%

3.6%

Segment EBITDA Margins

-1.7 pts

4.0%

2.3%

        Light Vehicle System

-3.5 pts

7.8%

4.3%

        Commercial Vehicle Systems

EBITDA Margins

-35%

                              (7)

                            20

                            13

        Light Vehicle System

-46%

          $               (39)

          $                    84

          $                     45

        Commercial Vehicle Systems

EBITDA

      %

      $

Better/(Worse)

2006

2007

Three Months Ended September 30,

(in millions)

Q4 Segment EBITDA Before Special Items (1)

FY 2007 Fourth Quarter Earnings

November 14, 2007

28

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”)
included throughout this presentation, the Company has provided information regarding income from continuing operations and diluted earnings per share before special items, which are non-GAAP financial measures.  These non-GAAP measures are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations plus or minus special items.  Other non-GAAP financial measures include “EBITDA,” “net debt” and
“free cash flow”.  EBITDA is defined as earnings before interest, taxes, depreciation and amortization, and losses on sales of receivables, plus or minus special items.  Net debt is defined as total debt less the fair value adjustment of notes due to interest rate swaps, less cash.  Free cash flow represents net cash provided by operating activities less capital expenditures.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations.  In particular, management believes that net debt is an important indicator of the Company’s overall leverage and free cash flow is useful in analyzing the
Company’s ability to service and repay its debt.  EBITDA is a meaningful measure of performance commonly used by management, the investment community and banking institutions to analyze operating performance and entity valuation.
Further, management uses these non-GAAP measures for planning and forecasting in future periods.

These non-GAAP measures should not be considered a substitute for the reported results prepared in accordance with
GAAP. Neither net debt nor free cash flow should be considered substitutes for debt, cash provided by operating activities or other balance sheet or cash flow statement data prepared in accordance with GAAP or as a measure of financial position or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses.  EBITDA should not be considered an alternative to net income as an indicator of operating performance or to cash flows as a measure of liquidity.  These non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP.

FY 2007 Fourth Quarter Earnings

November 14, 2007

29

Non-GAAP Financial Information
Income Statement Special Items Walk 4Q 2007

Before

GAAP

Income

Special Items

(in millions)

Q4 2007

Restructuring

Other (1)

Taxes

Q4 2007

Sales

1,592

$

-

$

-

$

-

$

1,592

$

Gross Margin

109

-

9

-

118

Operating Income (Loss)

(16)

10

14

-

8

Loss From Continuing Operations

(23)

6

9

4

(4)

DILUTED EARNINGS (LOSS) PER SHARE

Continuing Operations

(0.32)

$

0.08

$

0.12

$

0.06

$

(0.06)

$

EBITDA

Commercial Vehicle Systems

35

$

1

$

9

$

-

$

45

$

Light Vehicle Systems

2

8

3

-

13

Segment EBITDA

37

$

9

$

12

$

-

$

58

$

Unallocated Corporate Costs

(3)

1

2

-

-

ET Corporate Allocations

(9)

-

-

-

(9)

Total EBITDA

25

$

10

$

14

$

-

$

49

$

(1) Other includes costs associated with product disruptions, supplier reorganizations, environmental remediations and other.

FY 2007 Fourth Quarter Earnings

November 14, 2007

30

Non-GAAP Financial Information
Income Statement Special Items Walk FY 2007

Twelve Months

Ride Control

Before

Reported

Fair Value

Debt

Income

Special Items

9/30/07

Adjustment

Restructuring

Other (1)

Extinguishment

Taxes

9/30/07

Sales

6,449

$

-

$

-

$

-

$

-

$

-

$

6,449

$

Gross Margin

492

-

-

7

-

-

499

Operating Income

53

(10)

71

12

-

-

126

Income (Loss) From Continuing Operations

(30)

(6)

44

8

4

18

38

DILUTED EARNINGS (LOSS) PER SHARE

Continuing Operations

(0.43)

$

(0.08)

$

0.62

$

0.11

$

0.05

$

0.26

$

0.53

$

Diluted Shares Outstanding

70.5

71.6

71.6

71.6

71.6

71.6

71.6

EBITDA

Commercial Vehicle Systems

221

$

-

$

11

$

-

$

-

$

-

$

232

$

Light Vehicle Systems

36

(12)

54

12

-

-

90

Segment EBITDA

257

(12)

65

12

-

-

322

Unallocated Corporate Costs

(11)

-

6

-

-

-

(5)

ET Corporate Allocations

(36)

-

-

-

-

-

(36)

Total EBITDA

210

$

(12)

$

71

$

12

$

-

$

-

$

281

$

(1) Other includes costs associated with product disruptions, supplier reorganizations, environmental remediations and other.

FY 2007 Fourth Quarter Earnings

November 14, 2007

31

Non-GAAP Financial Information
Income Statement Special Items Walk 4Q 2006

Environmental,

Before

GAAP

Severance

Retiree

Taxes,

Special Items

Q4 2006

Restructuring

and Other

Medical

other

Q4 2006

Sales

1,587

$

-

$

-

$

-

$

-

$

1,587

$

Gross Margin

119

-

3

5

-

127

Operating Income

34

8

9

5

-

56

Income Before Income Taxes

15

8

9

5

-

37

Income From Continuing Operations

50

5

6

3

(35)

29

DILUTED EARNINGS (LOSS) PER SHARE

Continuing Operations

0.71

$

0.07

$

0.09

$

0.04

$

(0.50)

$

0.41

$

EBITDA

Commercial Vehicle Systems

74

$

3

$

2

$

5

$

-

$

84

$

Light Vehicle Systems

12

5

3

-

-

20

Segment EBITDA

86

8

5

5

-

104

Unallocated Corporate Costs

(4)

-

4

-

-

-

ET Corporate Allocations

(8)

-

-

-

-

(8)

Total EBITDA

74

$

8

$

9

$

5

$

-

$

96

$

FY 2007 Fourth Quarter Earnings

November 14, 2007

32

Non-GAAP Financial Information
Income Statement Special Items Walk FY 2006

Twelve Months

Environmental,

Before

Reported

Gains on

Tilbury Work

Severance

Retiree

Debt

Taxes,

Special Items

9/30/06

Divestitures

Restructuring

Stoppage

Other

Medical

Extinguishment

other

9/30/06

Sales

6,415

$

-

$

-

$

-

$

-

$

-

$

-

$

-

$

6,415

$

Gross Margin

505

-

-

45

3

5

-

-

558

Operating Income

171

(28)

18

45

12

5

-

-

223

Income Before Income Taxes

72

(28)

18

45

12

5

9

-

133

Income From Continuing Operations

112

(17)

11

28

8

3

6

(58)

93

DILUTED EARNINGS (LOSS) PER SHARE

Continuing Operations

1.60

$

(0.24)

$

0.16

$

0.40

$

0.11

$

0.04

$

0.08

$

(0.83)

$

1.32

$

EBITDA

Commercial Vehicle Systems

293

$

(23)

$

6

$

45

$

2

$

5

$

-

$

-

$

328

$

Light Vehicle Systems

58

(5)

12

-

4

-

-

-

69

Segment EBITDA

351

(28)

18

45

6

5

-

-

397

Unallocated Corporate Costs

(8)

-

-

-

6

-

-

-

(2)

ET Corporate Allocations

(29)

-

-

-

-

-

-

-

(29)

Total EBITDA

314

$

(28)

$

18

$

45

$

12

$

5

$

-

$

-

$

366

$

FY 2007 Fourth Quarter Earnings

November 14, 2007

33

Non-GAAP Financial Information
EBITDA Reconciliation

2007

2006

2007

2006

Total EBITDA - Before Special Items

$             49

$             96

$         281

$         366

Restructuring Costs

               (10)

                 (8)

             (71)

             (18)

Reversal of Impairment Reserves

                   -

                   -

              12

                 -

Gain on Divestitures

                   -

                   -

                 -

              28

Retiree Medical

-

(5)

-

(5)

Other (1)

(14)

(9)

(12)

(57)

Loss on Sale of Receivables

(3)

(1)

(9)

(1)

Depreciation and Amortization

(33)

(33)

(129)

(124)

Interest Expense, Net and other

(22)

(28)

(110)

(131)

Income Tax Benefit

10

38

8

54

Income (Loss) From Continuing Operations

(23)

$

50

$

(30)

$

112

$

(1) Other includes costs associated with product disruptions, supplier reorganizations, environmental remediation, severance and other.

Twelve Months Ended

September 30,

Quarter Ended

September 30,

FY 2007 Fourth Quarter Earnings

November 14, 2007

34

Non-GAAP Financial Information
Net Debt

(in millions)

Q4

Q3

Q2

Q1

Q4

FY 2007

FY 2007

FY 2007

FY 2007

FY 2006

Short-term Debt

18

$

108

$

17

$

137

$

56

$

Long-term Debt

1,130

1,118

1,220

1,174

1,174

  Total Debt

1,148

1,226

1,237

1,311

1,230

Less:

Cash

(409)

(284)

(222)

(369)

(350)

Fair value adjustment of notes

(13)

(1)

(8)

(8)

(8)

Net Debt (1)

726

$

941

$

1,007

$

934

$

872

$

(1) Net debt is calculated as total debt less fair value of interest rate swaps and cash.

FY 2007 Fourth Quarter Earnings

November 14, 2007

35

Non-GAAP Financial Information
Free Cash Flow

(in millions)

2007

2006

2007

2006

Cash provided by operating activities

226

$

128

$

36

$

440

$

Less: Capital expenditures (1)

(48)

(46)

(149)

(156)

Free Cash Flow

178

$

82

$

(113)

$

284

$

(1) Includes capital expenditures of discontinued operations.

September 30,

Three Months Ended

Twelve Months Ended

September 30,

FY 2007 Fourth Quarter Earnings

November 14, 2007

36